UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	August 15, 2025

Benchmark 2025-B41 Mortgage Trust

(Central Index Key Number 0002080258)
(Exact name of issuing entity)

GS Mortgage Securities Corporation II

(Central Index Key Number 0001004158)

(Exact name of the depositor as specified in its charter)

Goldman Sachs Mortgage Company

(Central Index Key Number 0001541502)

UBS AG

(Central Index Key Number 0001685185)

Citi Real Estate Funding Inc.

(Central Index Key Number 0001701238)

German American Capital Corporation

(Central Index Key Number 0001541294)

National Cooperative Bank, N.A.

(Central Index Key Number 0001577313)

(Exact name of the sponsors as specified in its charters)

Delaware	333-286173-01	22-3442024
(State or other jurisdiction of incorporation of depositor)	(Commission File Number of issuing entity)	(IRS Employer Identification No. of depositor)

200 West Street New York, New York	10282
(Address of principal executive offices of depositor)	(Zip Code of depositor)
Depositor’s telephone number, including area code	(212) 902-1000
Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.	Other Events.

On August 15, 2025, GS Mortgage Securities Corporation II (the “Depositor”) entered into an agreement to sell all of the Publicly Offered Certificates (as defined below), having an aggregate initial principal amount of $546,865,000, to Goldman Sachs & Co. LLC (“GS&Co.”), Deutsche Bank Securities Inc. (“DBSI”), UBS Securities LLC (“UBS Securities”), Citigroup Global Markets Inc. (“CGMI”), Academy Securities, Inc. (“Academy”) and Drexel Hamilton, LLC (“Drexel”, and together with GS&Co., DBSI, UBS Securities, CGMI and Academy, in such capacities, the “Underwriters”) on or about September 4, 2025 (the “Closing Date”), pursuant to an underwriting agreement, dated as of August 15, 2025 and as to which an executed version is attached hereto as Exhibit 1.1 (the “Underwriting Agreement”), among the Depositor and the Underwriters.

On August 15, 2025, the Depositor also entered into an agreement to sell all of the Privately Offered Certificates (as defined below), having an aggregate initial principal amount of $59,921,114, to GS&Co., DBSI, UBS Securities, Academy and Drexel (collectively in such capacity, the “Initial Purchasers”) on or about the Closing Date, pursuant to a certificate purchase agreement, dated as of August 15, 2025 (the “Certificate Purchase Agreement”), among the Depositor and the Initial Purchasers.

On or about the Closing Date, it is expected that the Depositor will cause (i) the issuance of the Benchmark 2025-B41 Mortgage Trust Commercial Mortgage Pass-Through Certificates, Series 2025-B41 (the “Certificates”) and (ii) the creation of an uncertificated interest (the “RR Interest”) in the Issuing Entity (as defined below) representing the right to receive a specified percentage of certain amounts collected on the Mortgage Loans (as defined below), net of all expenses of the Issuing Entity, in each case pursuant to a pooling and servicing agreement, dated as of August 1, 2025 and as to which an executed version is attached hereto as Exhibit 4.1 (the “Pooling and Servicing Agreement”), among the Depositor, as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as a master servicer, National Cooperative Bank, N.A., as a master servicer, CWCapital Asset Management LLC, as a special servicer, National Cooperative Bank, N.A., as a special servicer, Computershare Trust Company, National Association, as certificate administrator and as trustee, and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer.

The Certificates will consist of the following classes, designated as (i) Class A-1, Class A-4, Class A-5, Class A-SB, Class X-A, Class X-B, Class A-S, Class B and Class C Certificates (collectively, the “Publicly Offered Certificates”), (ii) Class X-D, Class X-F, Class X-G, Class D, Class E, Class F, Class G, Class J-RR and Class R Certificates (the “Privately Offered Certificates”) and (iii) Class S Certificates.

The assets of the Issuing Entity include several Mortgage Loans each of which is a part of a Whole Loan. Each Whole Loan is governed by a co-lender, intercreditor or similar agreement (each, a “Co-Lender Agreement”) between the holders of the promissory notes comprising such Whole Loan, the terms of which are described under “Description of the Mortgage Pool—The Whole Loans” in the Depositor’s Prospectus, dated August 15, 2025 and filed with the Securities and Exchange Commission on August 19, 2025 (the “Prospectus”). Each Co-Lender Agreement is attached as an exhibit hereto as described in the following table. Moreover, certain of such Whole Loans will not be serviced pursuant to the Pooling and Servicing Agreement, but will instead be serviced pursuant to a different servicing agreement (each, a “Non-Serviced PSA”). Each such Non-Serviced PSA is attached as an exhibit hereto as described in the following table. For a description of the servicing of the applicable Whole Loans under such Non-Serviced PSAs, see “Pooling and Servicing Agreement—Servicing of the Non-Serviced Mortgage Loans” in the Prospectus.

Name of Co-Lender Agreement (as defined in the Pooling and Servicing Agreement)	Co-Lender Agreement Exhibit	Non-Serviced Servicing Agreement (if any) Exhibit
BioMed MIT Portfolio	4.6	4.2
Rentar Plaza	4.7	4.3
Washington Square	4.8	4.4
Audible – Amazon	4.9	NAP
The Hollywood Collection	4.10	4.3
32 Old Slip – Leased Fee	4.11	4.4
Plymouth Meeting Executive Campus	4.12	4.4
29-33 Ninth Avenue	4.13	4.3
Honolulu FBI Office	4.14	4.5

The Certificates and the RR Interest represent, in the aggregate, the entire beneficial ownership in Benchmark 2025-B41 Mortgage Trust (the “Issuing Entity”), a common law trust fund formed under the laws of the State of New York pursuant to the Pooling and Servicing Agreement. The assets of the Issuing Entity consist primarily of 43 fixed-rate mortgage loans (the “Mortgage Loans”) secured by first liens on 55 commercial, multifamily and/or residential cooperative properties. The Mortgage Loans will be acquired by the Depositor from (i) Goldman Sachs Mortgage Company (“GSMC”), pursuant to a mortgage loan purchase agreement, attached hereto as Exhibit 99.1 and dated as of September 4, 2025 (the “GSMC Mortgage Loan Purchase Agreement”), between the Depositor and GSMC, (ii) Citi Real Estate Funding Inc. (“CREFI”), pursuant to a mortgage loan purchase agreement, attached hereto as Exhibit 99.2 and dated as of September 4, 2025 (the “CREFI Mortgage Loan Purchase Agreement”), between the Depositor and CREFI, (iii) German American Capital Corporation (“GACC”), pursuant to a mortgage loan purchase agreement, attached hereto as Exhibit 99.3 and dated as of September 4, 2025 (the “GACC Mortgage Loan Purchase Agreement”), between the Depositor and GACC, (iv) UBS AG New York Branch (“UBS AG”), pursuant to a mortgage loan purchase agreement, attached hereto as Exhibit 99.4 and dated as of September 4, 2025 (the “UBS AG Mortgage Loan Purchase Agreement”), between the Depositor and UBS AG and (v) National Cooperative Bank, N.A. (“NCB”), pursuant to a mortgage loan purchase agreement, attached hereto as Exhibit 99.5 and dated as of September 4, 2025 (the “NCB Mortgage Loan Purchase Agreement” and together with the GSMC Mortgage Loan Purchase Agreement, the CREFI Mortgage Loan Purchase Agreement, the GACC Mortgage Loan Purchase Agreement and the UBS AG Mortgage Loan Purchase Agreement, the “Mortgage Loan Purchase Agreements”), between the Depositor and NCB. Further information regarding such sales has been previously provided in the Prospectus.

The funds that will be used by the Depositor to pay the purchase price for the Mortgage Loans will be derived from the proceeds of (i) the sale of the Publicly Offered Certificates by the Depositor to the Underwriters, pursuant to the Underwriting Agreement, (ii) the sale of the Privately Offered Certificates by the Depositor to the Initial Purchasers, pursuant to the Certificate Purchase Agreement and (iii) the sale of the RR Interest by the Depositor to GSMC, pursuant to the GSMC Mortgage Loan Purchase Agreement. The Publicly Offered Certificates were offered by the Underwriters for sale to the public, pursuant to the Prospectus, in negotiated transactions or otherwise at varying prices determined at the time of sale. The Privately Offered Certificates and the Class S Certificates will be sold in transactions exempt from registration under the Securities Act of 1933 (the “Act”), as amended, pursuant to Section 4(a)(2) of the Act.

The related registration statement (file no. 333-286173) was originally declared effective on August 5, 2025. In connection with the Prospectus, the Chief Executive Officer of the Depositor has provided the certification attached hereto as Exhibit 36.1 and dated as of August 15, 2025.

The Underwriting Agreement, the Pooling and Servicing Agreement and the Mortgage Loan Purchase Agreements are attached as exhibits to this Form 8-K.

Item 9.01.	Financial Statements, Pro Forma Financial Information and Exhibits.

(d)       Exhibits

Exhibit 1.1	Underwriting Agreement, dated as of August 15, 2025, among GS Mortgage Securities Corporation II, as depositor, and Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., UBS Securities LLC, Citigroup Global Markets Inc., Academy Securities, Inc. and Drexel Hamilton, LLC, as underwriters.
Exhibit 4.1	Pooling and Servicing Agreement, dated as of August 1, 2025, among GS Mortgage Securities Corporation II, as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as a master servicer, National Cooperative Bank, N.A., as a master servicer, CWCapital Asset Management LLC, as a special servicer, National Cooperative Bank, N.A., as a special servicer, Computershare Trust Company, National Association, as certificate administrator and as trustee, and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer.
Exhibit 4.2	Trust and Servicing Agreement, dated as of June 6, 2025, among J.P. Morgan Chase Commercial Mortgage Securities Corp., as depositor, KeyBank National Association, as servicer and as special servicer, and Computershare Trust Company, National Association, as certificate administrator and as trustee.
Exhibit 4.3	Pooling and Servicing Agreement, dated and effective as of July 1, 2025, among Barclays Commercial Mortgage Securities LLC, as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, CWCapital Asset Management LLC, as special servicer, Computershare Trust Company, National Association, as certificate administrator and as trustee, and BellOak LLC, as operating advisor and as asset representations reviewer.
Exhibit 4.4	Pooling and Servicing Agreement, dated as of June 1, 2025, between BMO Commercial Mortgage Securities LLC, as depositor, Trimont LLC, as master servicer, Rialto Capital Advisors, LLC, as special servicer, Pentalpha Surveillance LLC, as operating advisor and as asset representations reviewer, Citibank N.A., as certificate administrator, and Citibank N.A., as trustee.
Exhibit 4.5	Pooling and Servicing Agreement, dated and effective as of August 1, 2025, between Banc of America Merrill Lynch Commercial Mortgage Inc., as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, Argentic Services Company LP, as special servicer, Computershare Trust Company, National Association, as certificate administrator and as trustee, and Park Bridge Lender Services LLC, as operating advisor.
Exhibit 4.6	Co-Lender Agreement, dated as of June 6, 2025, by and between JPMorgan Chase Bank, National Association, as Initial Note A1-S Holder, Initial Note A1-C1 Holder, Initial Note A1-C2 Holder, Initial Note B-1 Holder, Initial Note C-1 Holder, Initial Note D-1 Holder and Initial Agent, Citi Real Estate Funding Inc., as Initial Note A2-S Holder, Initial Note A2-C1 Holder, Initial Note A2-C2 Holder, Initial Note B-2 Holder, Initial Note C-2 Holder and Initial Note D-2 Holder, Deutsche Bank AG, New York Branch, as Initial Note A3-S Holder, Initial Note A3-C1 Holder, Initial Note A3-C2 Holder, Initial Note B-3 Holder,

Initial Note C-3 Holder and Initial Note D-3 Holder, Goldman Sachs Bank USA, as Initial Note A4-S Holder, Initial Note A4-C1 Holder, Initial Note A4-C2 Holder, Initial Note B-4 Holder, Initial C-4 Holder and Initial Note D-4 Holder, and Societe Generale Financial Corporation, as Initial Note A5-S Holder, Initial Note A5-C1 Holder, Initial Note A5-C2 Holder, Initial Note B-5 Holder, Initial Note C-5 and Initial Note D-5 Holder, relating to the BioMed MIT Portfolio Whole Loan.

Exhibit 4.7	Co-Lender Agreement, dated as of June 26, 2025, between DBR Investments Co. Limited, as Note A-1 Holder, Note A-2 Holder, Note A-3 Holder and Note A-4 Holder, and UBS AG, as Note A-5 Holder, Note A-6 Holder, Note A-7 Holder, Note A-8 Holder, Note A-9 Holder, Note A-10 Holder and Note A-11 Holder, relating to the Rentar Plaza Whole Loan.
Exhibit 4.8	Co-Lender Agreement, dated as of May 20, 2025, by and among German American Capital Corporation, as Initial Note A-1-1 Holder, Initial Note A-1-2 Holder, Initial Note A-1-3 Holder, Initial Note A-1-4 Holder, Initial Note A-1-5 Holder, Initial Note A-1-6 Holder, Initial Note A-1-7 Holder and Initial Note A-1-8 Holder, Goldman Sachs Bank USA, as Initial Note A-2-1 Holder, Initial Note A-2-2-1 Holder, Initial Note A-2-2-2 Holder, Initial Note A-2-3 Holder and Initial Note A-2-4 Holder, JPMorgan Chase Bank, National Association, as Initial Note A-3-1 Holder and Initial Note A-3-2 Holder, and Bank of Montreal, as Initial Note A-4-1 Holder, Initial Note A-4-2 Holder, Initial Note A-4-3 Holder, Initial Note A-4-4 Holder, Initial Note A-4-5 Holder, Initial Note A-4-6 Holder, Initial Note A-4-7 Holder and Initial Note A-4-8 Holder, relating to the Washington Square Whole Loan.
Exhibit 4.9	Agreement Between Noteholders, dated as of July 21, 2025 by and between UBS AG New York Branch, as Senior Noteholder, and New York State Teachers’ Retirement System, as Junior Noteholder, relating to the Audible – Amazon Whole Loan.
Exhibit 4.10	Agreement Between Noteholders, dated as of July 8, 2025, by and between UBS AG, as Note A-1 Holder, and UBS AG, as Note A-2 Holder, relating to The Hollywood Collection Whole Loan.
Exhibit 4.11	Co-Lender Agreement, dated as of May 20, 2025, by and among Goldman Sachs Bank USA, as Initial Note A-1 Holder, Initial Note A-2 Holder and Initial Note A-3 Holder, Morgan Stanley Mortgage Capital Holdings LLC, as Initial Note A-6 Holder and Initial Note A-7 Holder, and Barclays Capital Real Estate Inc., as Initial Note A-4 Holder and Initial Note A-5 Holder, relating to the 32 Old Slip - Leased Fee Whole Loan.
Exhibit 4.12	Agreement Between Noteholders, dated as of May 20, 2025, by and between Goldman Sachs Bank USA, as Initial Note A-1 Holder, Goldman Sachs Bank USA, as Initial Note A-2 Holder, and Goldman Sachs Bank USA, as Initial Junior Noteholder, relating to the Plymouth Meeting Executive Campus Whole Loan.
Exhibit 4.13	Agreement Between Noteholders, dated as of February 18, 2025, by and between UBS AG, as Note A-1 Holder, UBS AG, as Note A-2 Holder, UBS AG, as Note A-3 Holder, UBS AG, as Note A-4 Holder, UBS AG, as Note A-5 Holder, UBS AG, as Note A-6 Holder, UBS AG, as Note A-7 Holder, UBS AG, as Note A-8 Holder, and UBS AG, as Note A-9 Holder, relating to the 29-33 Ninth Avenue Whole Loan.

Exhibit 4.14	Agreement Between Noteholders, dated as of July 1, 2025, by and among Argentic Real Estate Finance 2 LLC, as Initial Note A-1 Holder, and Goldman Sachs Bank USA, as Initial Note A-2-A Holder and Initial Note A-2-B Holder, relating the Honolulu FBI Office Whole Loan.
Exhibit 36.1	Depositor’s Certification for Shelf Offerings of Asset-Backed Securities in respect of that certain Prospectus, dated August 15, 2025.
Exhibit 99.1	Mortgage Loan Purchase Agreement, dated as of September 4, 2025, between Goldman Sachs Mortgage Company, as seller, and GS Mortgage Securities Corporation II, as purchaser.
Exhibit 99.2	Mortgage Loan Purchase Agreement, dated as of September 4, 2025, between Citi Real Estate Funding Inc., as seller and GS Mortgage Securities Corporation II, as purchaser.
Exhibit 99.3	Mortgage Loan Purchase Agreement, dated as of September 4, 2025, between German American Capital Corporation, as seller, and GS Mortgage Securities Corporation II, as purchaser.
Exhibit 99.4	Mortgage Loan Purchase Agreement, dated as of September 4, 2025, among UBS AG New York Branch, as seller, and GS Mortgage Securities Corporation II, as purchaser.
Exhibit 99.5	Mortgage Loan Purchase Agreement, dated as of September 4, 2025, among National Cooperative Bank, N.A., as seller, and GS Mortgage Securities Corporation II, as purchaser.

Pursuant to the requirements of the Securities Exchange Act of 1934, the depositor has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: August 19, 2025		GS MORTGAGE SECURITIES
CORPORATION II

	By:	/s/ Scott Epperson
Name: Scott Epperson
Title: Chief Executive Officer

INDEX TO EXHIBITS

Item 601(a) of Regulation S-K Exhibit No.	Description	Paper (P) or Electronic (E)
1.1	Underwriting Agreement, dated as of August 15, 2025, among GS Mortgage Securities Corporation II, as depositor, and Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., UBS Securities LLC, Citigroup Global Markets Inc., Academy Securities, Inc. and Drexel Hamilton, LLC, as underwriters.	(E)
4.1	Pooling and Servicing Agreement, dated as of August 1, 2025, among GS Mortgage Securities Corporation II, as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as a master servicer, National Cooperative Bank, N.A., as a master servicer, CWCapital Asset Management LLC, as a special servicer, National Cooperative Bank, N.A., as a special servicer, Computershare Trust Company, National Association, as certificate administrator and as trustee, and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer.	(E)
4.2	Trust and Servicing Agreement, dated as of June 6, 2025, among J.P. Morgan Chase Commercial Mortgage Securities Corp., as depositor, KeyBank National Association, as servicer and as special servicer, and Computershare Trust Company, National Association, as certificate administrator and as trustee.	(E)
4.3	Pooling and Servicing Agreement, dated and effective as of July 1, 2025, among Barclays Commercial Mortgage Securities LLC, as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, CWCapital Asset Management LLC, as special servicer, Computershare Trust Company, National Association, as certificate administrator and as trustee, and BellOak LLC, as operating advisor and as asset representations reviewer.	(E)
4.4	Pooling and Servicing Agreement, dated as of June 1, 2025, between BMO Commercial Mortgage Securities LLC, as depositor, Trimont LLC, as master servicer, Rialto Capital Advisors, LLC, as special servicer, Pentalpha Surveillance LLC, as operating advisor and as asset representations reviewer, Citibank N.A., as certificate administrator, and Citibank N.A., as trustee.	(E)

4.5	Pooling and Servicing Agreement, dated and effective as of August 1, 2025, between Banc of America Merrill Lynch Commercial Mortgage Inc., as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, Argentic Services Company LP, as special servicer, Computershare Trust Company, National Association, as certificate administrator and as trustee, and Park Bridge Lender Services LLC, as operating advisor.	(E)
4.6	Co-Lender Agreement, dated as of June 6, 2025, by and between JPMorgan Chase Bank, National Association, as Initial Note A1-S Holder, Initial Note A1-C1 Holder, Initial Note A1-C2 Holder, Initial Note B-1 Holder, Initial Note C-1 Holder, Initial Note D-1 Holder and Initial Agent, Citi Real Estate Funding Inc., as Initial Note A2-S Holder, Initial Note A2-C1 Holder, Initial Note A2-C2 Holder, Initial Note B-2 Holder, Initial Note C-2 Holder and Initial Note D-2 Holder, Deutsche Bank AG, New York Branch, as Initial Note A3-S Holder, Initial Note A3-C1 Holder, Initial Note A3-C2 Holder, Initial Note B-3 Holder, Initial Note C-3 Holder and Initial Note D-3 Holder, Goldman Sachs Bank USA, as Initial Note A4-S Holder, Initial Note A4-C1 Holder, Initial Note A4-C2 Holder, Initial Note B-4 Holder, Initial C-4 Holder and Initial Note D-4 Holder, and Societe Generale Financial Corporation, as Initial Note A5-S Holder, Initial Note A5-C1 Holder, Initial Note A5-C2 Holder, Initial Note B-5 Holder, Initial Note C-5 and Initial Note D-5 Holder, relating to the BioMed MIT Portfolio Whole Loan.	(E)
4.7	Co-Lender Agreement, dated as of June 26, 2025, between DBR Investments Co. Limited, as Note A-1 Holder, Note A-2 Holder, Note A-3 Holder and Note A-4 Holder, and UBS AG, as Note A-5 Holder, Note A-6 Holder, Note A-7 Holder, Note A-8 Holder, Note A-9 Holder, Note A-10 Holder and Note A-11 Holder, relating to the Rentar Plaza Whole Loan.	(E)
4.8	Co-Lender Agreement, dated as of May 20, 2025, by and among German American Capital Corporation, as Initial Note A-1-1 Holder, Initial Note A-1-2 Holder, Initial Note A-1-3 Holder, Initial Note A-1-4 Holder, Initial Note A-1-5 Holder, Initial Note A-1-6 Holder, Initial Note A-1-7 Holder and Initial Note A-1-8 Holder, Goldman Sachs Bank USA, as Initial Note A-2-1 Holder, Initial Note A-2-2-1 Holder, Initial Note A-2-2-2 Holder, Initial Note A-2-3 Holder and Initial Note A-2-4 Holder, JPMorgan Chase Bank, National Association, as Initial	(E)

Note A-3-1 Holder and Initial Note A-3-2 Holder, and Bank of Montreal, as Initial Note A-4-1 Holder, Initial Note A-4-2 Holder, Initial Note A-4-3 Holder, Initial Note A-4-4 Holder, Initial Note A-4-5 Holder, Initial Note A-4-6 Holder, Initial Note A-4-7 Holder and Initial Note A-4-8 Holder, relating to the Washington Square Whole Loan.
4.9	Agreement Between Noteholders, dated as of July 21, 2025 by and between UBS AG New York Branch, as Senior Noteholder, and New York State Teachers’ Retirement System, as Junior Noteholder, relating to the Audible – Amazon Whole Loan.	(E)
4.10	Agreement Between Noteholders, dated as of July 8, 2025, by and between UBS AG, as Note A-1 Holder, and UBS AG, as Note A-2 Holder, relating to The Hollywood Collection Whole Loan.	(E)
4.11	Co-Lender Agreement, dated as of May 20, 2025, by and among Goldman Sachs Bank USA, as Initial Note A-1 Holder, Initial Note A-2 Holder and Initial Note A-3 Holder, Morgan Stanley Mortgage Capital Holdings LLC, as Initial Note A-6 Holder and Initial Note A-7 Holder, and Barclays Capital Real Estate Inc., as Initial Note A-4 Holder and Initial Note A-5 Holder, relating to the 32 Old Slip - Leased Fee Whole Loan.	(E)
4.12	Agreement Between Noteholders, dated as of May 20, 2025, by and between Goldman Sachs Bank USA, as Initial Note A-1 Holder, Goldman Sachs Bank USA, as Initial Note A-2 Holder, and Goldman Sachs Bank USA, as Initial Junior Noteholder, relating to the Plymouth Meeting Executive Campus Whole Loan.	(E)
4.13	Agreement Between Noteholders, dated as of February 18, 2025, by and between UBS AG, as Note A-1 Holder, UBS AG, as Note A-2 Holder, UBS AG, as Note A-3 Holder, UBS AG, as Note A-4 Holder, UBS AG, as Note A-5 Holder, UBS AG, as Note A-6 Holder, UBS AG, as Note A-7 Holder, UBS AG, as Note A-8 Holder, and UBS AG, as Note A-9 Holder, relating to the 29-33 Ninth Avenue Whole Loan.	(E)
4.14	Agreement Between Noteholders, dated as of July 1, 2025, by and among Argentic Real Estate Finance 2 LLC, as Initial Note A-1 Holder, and Goldman Sachs Bank USA, as Initial Note A-2-A Holder and Initial Note A-2-B Holder, relating the Honolulu FBI Office Whole Loan.	(E)

36.1	Depositor’s Certification for Shelf Offerings of Asset-Backed Securities in respect of that certain Prospectus, dated August 15, 2025.	(E)
99.1	Mortgage Loan Purchase Agreement, dated as of September 4, 2025, between Goldman Sachs Mortgage Company, as seller, and GS Mortgage Securities Corporation II, as purchaser.	(E)
99.2	Mortgage Loan Purchase Agreement, dated as of September 4, 2025 between Citi Real Estate Funding Inc., as seller and GS Mortgage Securities Corporation II, as purchaser.	(E)
99.3	Mortgage Loan Purchase Agreement, dated as of September 4, 2025 between German American Capital Corporation, as seller, and GS Mortgage Securities Corporation II, as purchaser.	(E)
99.4	Mortgage Loan Purchase Agreement, dated as of September 4, 2025, among UBS AG New York Branch, as seller, and GS Mortgage Securities Corporation II, as purchaser.	(E)
99.5	Mortgage Loan Purchase Agreement, dated as of September 4, 2025, among National Cooperative Bank, N.A., as seller, and GS Mortgage Securities Corporation II, as purchaser.	(E)